================================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 24, 2001
                Date of Report (Date of earliest event reported)


                         YOUTHSTREAM MEDIA NETWORKS, INC
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                        Commission file number: 0-27556
                                                --------


           DELAWARE                                    13-4082185
----------------------------               ------------------------------------
(State or Other Jurisdiction               (I.R.S. Employer Identification No.)
     of Incorporation)


    28 WEST 23RD STREET, NEW YORK, NY                             10010
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip code)


                                  212-622-7300
               --------------------------------------------------
               (Registrant Telephone Number, Including Area Code)


                       529 FIFTH AVE., NEW YORK, NY 10017
          -------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)

================================================================================

Item 5. Other Events

     The following may be distributed to shareholders at large:

January 2001

SM BERGER & COMPANY [LOGO]
3201 Enterprise Parkway
Beachwood, Ohio 44122
(216) 464-6400

                        YouthStream Media Networks, Inc.
                                 (Nasdaq: NETS)


Stock Data
Recent Price (01/12/01)......................$1.50      Fiscal Year Ends..............................June
52-Week Price Range...................$30.50-$0.59      Fiscal 1999 EBITDA.........................($0.41)
Market Capitalization (01/12/01) ..........$43.8MM      Fiscal 2000 EBITDA.........................($0.67)
Shares Outstanding..........................29.2MM      Current Ratio.................................6.01
Public Float................................22.2MM
-----------------------------------------------------------------------------------------------------------

ABOUT THE COMPANY

YouthStream Media Networks, Inc. (NETS), is an integrated media, marketing services, promotions, and retail company that targets teenagers 13-17 years old and young adults aged 18-24, including college and university students. The company is organized into two principal operating units: media and retail. YouthStream employs approximately 250 people and has facilities nationwide. In addition to its New York City headquarters, it has offices in Seattle, Los Angeles, Tempe, Chicago, and Washington, D.C., and 17 retail stores in college towns and urban locations in close proximity to college campuses.

-------------------------------------------------------------------------------

COMPANY OVERVIEW

An integrated media, marketing services, promotions, and retail company targeting teens and young adults, YouthStream offers solutions for advertisers and promoters wishing to reach these valuable, growing and highly fragmented segments of the population, that are developing brand loyalties that can last a lifetime. YouthStream provides its advertising clients with a one-stop shop of integrated media and marketing services, helping these companies efficiently reach:

     over 7,000 educational institutions with 6.4 million U.S. high school-aged students; and

     over 2,000 college campuses with more than 13 million students.

In addition, YouthStream operates a growing wall poster retail business, targeting students via on-campus poster shows and through retail stores in college and university communities.

After three years of impressive--65 percent--compound annual revenue growth, today's YouthStream is newly streamlined and focused on profitability. The company is now well positioned to report positive EBITDA next fiscal year. NETS appears to offer investors exceptional opportunity because it: serves a sought after demographic segment; has unmatched ability to reach its target demographic efficiently; and has valuable relationships with colleges, high schools, and advertisers.

MARKET OPPORTUNITY. Marketers currently spend $30 billion per year to reach the youth market, which has $200 billion in annual buying power

STRONG MARKET POSITION. Tightly focused, niche media properties, having extraordinary reach and potential for multiple revenue streams from integrated media selling opportunities

EXPERIENCED MANAGEMENT. Highly experienced management team with broad-based, complementary expertise

DIVERSE CUSTOMER BASE. Current client roster of nearly 600 marketers, with new customers continuously being added

STRONG IN-HOUSE SALES ORGANIZATION. 100% of sales generated internally

FOCUSED ON THE FUTURE. Well-defined strategy for growth with clear path to positive EBITDA in the first quarter of next fiscal year

AMPLE RESOURCES. $33 million in cash at end of FY 2001 second quarter, with estimated $20 million on hand at cash-flow breakeven

THIS RESEARCH REPORT CONTAINS FORWARD-LOOKING INFORMATION ABOUT THE COMPANY'S PROJECTED OPERATING RESULTS FOR THE FUTURE AND THE COMPANY'S PLANS FOR ACHIEVING SUCH RESULTS. THE FORWARD-LOOKING STATEMENTS IN THIS REPORT ARE NECESSARILY BASED UPON A NUMBER OF ESTIMATES AND ASSUMPTIONS THAT, WHILE CONSIDERED REASONABLE, ARE INHERENTLY SUBJECT TO SIGNIFICANT BUSINESS, ECONOMIC, AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF THE COMPANY, AND UPON ASSUMPTIONS WITH RESPECT TO FUTURE BUSINESS DECISIONS, WHICH ARE SUBJECT TO CHANGE. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL ACHIEVE ITS PROJECTED OPERATING RESULTS, AND ACTUAL RESULTS MAY VARY MATERIALLY. SM BERGER & COMPANY, INC. IS AN INDEPENDENT INVESTOR RELATIONS CONSULTING FIRM AND NOT AN INVESTMENT ADVISER OR BROKER/DEALER. THEREFORE, THIS REPORT IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY EQUITIES. YOUTHSTREAM MEDIA NETWORKS, INC., IS A CLIENT OF SM BERGER & COMPANY. CONSIDERATION OF $1,750 WAS PAID FOR THIS REPORT, WHICH IS WRITTEN FOR INFORMATIONAL PURPOSES ONLY AND SHOULD BE READ IN CONJUNCTION WITH YOUTHSTREAM'S LATEST ANNUAL AND QUARTERLY REPORTS. INFORMATION CONTAINED IN THIS REPORT IS BASED ON DATA OBTAINED FROM SOURCES BELIEVED TO BE RELIABLE AND CORRECT. SM BERGER & COMPANY DOES NOT GUARANTEE THE REPORT'S ACCURACY OR COMPLETENESS. ANY STATEMENTS NON-FACTUAL IN NATURE CONSTITUTE ONLY CURRENT OPINIONS, WHICH ARE PRESENTED WITHOUT GUARANTEE AND ARE SUBJECT TO CHANGE. SM BERGER & COMPANY AND ITS EMPLOYEES MAY MAKE PURCHASES OR SALES OF SECURITIES FROM TIME TO TIME IN THE OPEN MARKET. AMERICAN PASSAGE, HOTSTAMP, CAMPUS VOICE, NETWORK EVENT THEATER, AND BEYOND THE WALL ARE REGISTERED TRADEMARKS OF YOUTHSTREAM MEDIA NETWORKS OR ITS SUBSIDIARIES. ALL OTHER TRADEMARKS ARE THE PROPERTY OF THEIR RESPECTIVE OWNERS. (C)SM BERGER & CO., INC., 2001.


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

YOUTHSTREAM...AT A GLANCE
------------------------------------------------------------------------------------------------------------------
 % of FY 2000                                                                                         % of FY 2000
    Revenue            Principal Properties          Media and Marketing Solutions                       Revenue
------------------------------------------------------------------------------------------------------------------
   MEDIA               AMERICAN PASSAGE(R)           ADRAX(R): College newspaper distribution           [Pie Chart]
[Pie Chart]                                          racks with advertising display spaces above
                                                     college newspaper bins.

                                                     GYMBOARDS(R): Gender-specific message and
                                                     information centers installed in boys' and
                                                     girls' high school and middle school locker
                                                     rooms, which are customized with each
                                                     school's colors and mascot or nickname.
                                                     Advertisements are turned monthly.

                                                     NEWSPAPER ADS: A leading wholesale college
                                                     newspaper advertising placement service.

                                                     POSTERING: A nationwide network that
                                                     displays posters and other advertising
                                                     messages on college campus bulletin boards.
                       -------------------------------------------------------------------------------------------
                       HOTSTAMP(R)                   A nationwide network of postcard racks, in a       [Pie Chart]
                                                     variety of locations including 175 colleges
                                                     and universities. Venues include college
                                                     bookstores, student centers, and popular
                                                     college hang-outs
                       -------------------------------------------------------------------------------------------
                       EVENT MARKETING               Comprehensive marketing service including          [Pie Chart]
                                                     the development and execution of customized,
                                                     branded, nationwide events such as
                                                     promotions and sample give-aways anywhere
                                                     college students congregate including
                                                     concerts and sporting events.
                       -------------------------------------------------------------------------------------------
                       CAMPUS VOICE(R)               The largest out-of-home media network in the       [Pie Chart]
                                                     market--over 4,100 boards on more than 500
                                                     campuses--generates over 100 million
                                                     passers-by impressions per month. Ads are
                                                     changed monthly on boards located in a mix
                                                     of student centers, dorms, athletic
                                                     facilities, and off-campus apartment
                                                     buildings.
                       -------------------------------------------------------------------------------------------
                       NETWORK EVENT                 A nationwide digital network of campus movie       [Pie Chart]
                         THEATER(R)                  theaters, featuring advance screenings of
                                                     major motion pictures. The network consists
                                                     of 47 satellite venues, as well as over 33
                                                     venues capable of carrying 35-millimeter
                                                     films.
                       -------------------------------------------------------------------------------------------
                       BEYOND THE WALL(R)            Unique "Ads as Art" poster catalog, with an        [Pie Chart]
                                                     annual circulation of approximately four
                                                     million features advertising images for sale
                                                     as posters. The catalog, the
                                                     largest-circulation print vehicle in the
                                                     college market, also promotes the
                                                     beyondthewall.com website.
                       -------------------------------------------------------------------------------------------
                       INTERNET                      Most notable is TEEN.COM, a leading                [Pie Chart]
                                                     community for 13-17 year-olds featuring
                                                     relevant yet responsible content targeted to
                                                     teens. Recently cited by TEEN PEOPLE readers
                                                     poll and PC MAGAZINE editors poll as the
                                                     premier destination for teenagers.
                       ===========================================================================================

  RETAIL               TRENT GRAPHICS                The largest national on-campus seller of
[Pie Chart]                                          wall posters in the college and university
                                                     market; campus sales events represent the
                                                     single largest marketing event on these
                                                     college campuses.

                                                     A growing chain of retail stores near
                                                     college campuses.



                                                                                         YOUTHSTREAM...AT A GLANCE
------------------------------------------------------------------------------------------------------------------
                                                                        Competitive Advantages
            Touchpoints                                                Opportunities for Growth
------------------------------------------------------------------------------------------------------------------
2,000 units on more than 290 college campuses            Excellence in packaging; consistent record of compliance
                                                         Expanding distribution network

Posted in approximately 7,600 middle and high            Only company having board in high school locker rooms
schools with a combined total enrollment in excess       Refining visual presentation and increasing number of
of 6.4 million students                                  units

Combined circulation of 7 million+; potential to         Size and integrated approach; proprietary database of
reach 13 million+ students                               1,700+ school newspapers. Focusing on recruiters/other
                                                         key industries

Over 2,000 college campuses with enrollment              Operates internal network
totaling 10 million+ students                            Broadening venues; focusing on recruiters and traditional
                                                         out-of-home advertisers
------------------------------------------------------------------------------------------------------------------
Approximately 250 distribution racks                     #1 market position on college campuses
                                                         Continuing to increase number of college racks
------------------------------------------------------------------------------------------------------------------
Over 55 programs for 52 different clients                Unparalled familiarity with campus market environment
in fiscal 2000                                           Cross-selling complementary media services for integrated
                                                         campaigns; broadening venues
------------------------------------------------------------------------------------------------------------------
4,100+ units on over 500 college campuses, with          Broadest reach in college market
a combined enrollment of approximately 4 million         Increasing number of boards on existing campuses
students                                                 Expanding coverage to additional campuses
------------------------------------------------------------------------------------------------------------------
80 college campuses, with combined enrollment            Only national network of digital satellite movie theaters
of over 1.2 million students                             on college and university campuses
                                                         Increasing number of events per theater; increasing number of sponsors per event and expanding the network
------------------------------------------------------------------------------------------------------------------
Annually distributes approximately four million          Only such catalog on college campuses
catalogs to over 900 campuses                            Stimulating sponsorship
                                                         Broadening product offerings
------------------------------------------------------------------------------------------------------------------
57 million ads served monthly to 900,000 unique          Tightly targeted, award-winning website
monthly visitors                                         Rapidly growing audience--more than doubled since July 2000
4 million total visits per month                         Unique ability to sell integrated media to advertisers
                                                         Continuing to build share and audience
===================================================================================================================

Attracts more than five million students per             Market leadership with 60-70 percent of on-campus business
year to campus sales events                              Cross-selling opportunities

Currently operates 17 retail stores located              Knowledge of product trends, what's hot and what's not
in college towns and urban areas in close                Broadening product offerings
proximity to college campuses                            Expanding number of retail stores


RECENT HIGHLIGHTS

REPORTS 118-PERCENT REVENUE INCREASE for fiscal 2000 versus the prior year, and a three-year compound average growth rate in revenues of over 65%

INSTALLS NEW MANAGEMENT TEAM as part of a restructuring initiative in which James "P.T." Lucchesi is promoted from YouthStream executive vice president to president and chief executive officer, and former MacAndrews & Forbes executive Irwin Engelman is named executive vice president and chief financial officer

SHARPENS FOCUS ON PROFITABILITY entering fiscal 2001; cost rationalization and execution are paramount.

SLASHES BURN RATE, enhancing EBITDA results. Nearly halves the company's fourth-quarter 2000 loss of $11 million in fiscal 2001's first quarter

RECEIVES COMPREHENSIVE ORDER FROM MOTOROLA for integrated services encompassing multiple media and marketing solutions

SIGNS FIRST LONG-TERM, MULTIFILM DEAL WITH NEW LINE CINEMA to premiere future releases

TEEN.COM RECEIVES "BEST ON WEB" AWARDS



THE YOUTH MARKET

The youth market represents a fertile opportunity for youth-oriented marketers in the entertainment, tele-communications, computer and software, automobile, health and beauty, fashion, athletic equipment, and financial industries, to name a few. These marketers are keenly aware that young people are forming the preferences and attributes on which lifelong buying habits and brand relationships are built.

YouthStream's core focus is on 13-24 year-olds, which include the principal demographic groups of teen and young adults segregated by U.S. census data as follows:



                    teen                14-17 year-olds
                    young adult         18-24 year-olds



Currently representing over 15 percent of the nation's total population, or 42.3 million individuals,(1) these groups are projected to grow more than 18 percent faster than the general population through 2010.(2)

-------------------

(1) U.S. Census Bureau estimate (01/01).
(2) U.S. Census Bureau Resident Population Projections
    (Middle Series).

HISTORY

YouthStream was founded in 1995 as Network Event Theater by Chairman Harlan Peltz. The company's original business was the establishment of a nationwide network of college campus theaters previewing first-run movies, with revenue generation from two primary sources: the movie studios and third-party advertising sponsorships.

After its IPO in 1996, the company focused on expanding its media-related properties. YouthStream completed a series of strategic acquisitions, all of which were in line with its strategy to surrounding the youth market. The company demonstrated considerable success in the identification, examination, acquisition, and integration of these properties. To round out its strong and growing traditional properties and take advantage of the dramatic on-line advertising growth and strong capital market for online investment, YouthStream expanded on this core competency in 1999 with the launch of its Internet strategy.

By fiscal 2000 year-end YouthStream had built a fully integrated media, marketing services, and retail organization with Internet exposure complementing and broadening its full-line selling opportunities. In this short period of intense foundation-building, YouthStream successfully generated rapid top-line growth a strategy combining both acquisitions and internal growth.


                             FIVE-YEAR GROWTH TRENDS
                           CONSOLIDATED REVENUES, $MM

                               3-YEAR CAGR OVER 65%

              1996..........................................$0.1
              1997..........................................$6.4
              1998.........................................$11.2
              1999.........................................$13.3
              2000.........................................$29.0



Profitability, however, was another story as the substantial investments in the acquisition and development of its Internet properties severely restrained the company's earnings potential. Compounding the resource drain was the unexpectedly depressed online advertising market. These factors in tandem with the market's association of YouthStream with pure-play dot-coms, most of which are cash starved, severely impacted the company's stock price.

Entering the current fiscal year, the company countered these effects with cost-cutting measures and overhead rationalization. These efforts greatly improve EBITDA figures, nearly halving the company's fourth-quarter 2000 loss of $11 million by the end of fiscal 2001's first quarter.

Additionally, the company endeavored to more closely align its strategic direction with the evolving external business environment. Modest top-line growth with continued rationalization of its cost structure and execution of its strategic plan are now the focus for this fiscal year as YouthStream strives to turn the corner to achieving positive EBITDA in the quarter beginning July 1, 2001. Management anticipates the resumption of aggressive, profitable top-line growth, both internally and externally, beginning in fiscal 2002.

Management believes that, with marketers continually trying to be more efficient with their own resources and as its target demographic grows, accurately focused solution like those offer by YouthStream can drive very attractive growth rates for the foreseeable future.

RETURN TO CORE COMPETENCIES

With the dramatic shift in the market environment for dot-com companies earlier this year, NETS management reacted quickly with a firm resolve to reach near-term, cash-flow-positive status. By the end of this fiscal year, the company intends to have in its portfolio only those businesses with meaningful growth potential and solid EBITDA expectations consistent with the company's core competencies. Assessment of all business units for strategic fit and profitability potential has already resulted in swift and decisive action.

Focus on Profitability

In building its online presence, YouthStream had invested substantial resources in the acquisition and integration of its online properties and the development of an application service provider (ASP) technology platform.

As part of this strategy, the company acquired sixdegrees, inc., publishers of sixdegrees.com, in January 2000. An online networking community geared toward young adults and college students, the website provided a proprietary functionality enable its members to share information and create special interest communities. However, despite high expectations for technologies inherent within sixdegrees, the site did not attract a sizeable audience. This, in tandem with the deteriorating online advertising and investment environment, led the company's Board to announce its decision to discontinue the operations of the sixdegrees subsidiary effective December 31, 2000.

The most promising and cost-effective technologies acquired through the company's online acquisitions, including CommonPlaces LLC, College Web and Invino, were repositioned as an ASP business and renamed Sodalis. Sodalis is a branded web platform of integrated applications that support dynamic publishing, communication, and contact personalization. It leverages the best of YouthStream's suite of proprietary tools, developed internally and through acquisition, as well as its technological expertise.

Having determined in early December that Sodalis in not aligned with its long-term vision and strategy and is a very significant contributor to its current and projected cash-consumption rate, the Board decided to exit the business and seek to sell the Company's interest to venture capitalists or others willing to invest in Sodalis' development.

Announces Writeoff

As a result of these two action, YouthStream announced plans to take a one-time charge in the second quarter of fiscal 2001, ending December 31, 2000, estimated to be in the range of $150-165 million. The charge is composed of the unamortized portion of the goodwill of these businesses as well as small amounts of related fixed assets and accrued expenses. The actual amount of the charge will be determined when the company establishes a valuation for the Sodalis business prior to the reporting of its second-quarter financial results.

With these actions, YouthStream's operations now more accurately reflect its core business focus, greatly enhancing the company's ability to achieve near-term profitability.

GROWTH OPPORTUNITIES

The company intends to nurture both its offline and online properties to generate modest top-line growth until YouthStream is financially self-sustaining, with more aggressive expansion moving forward. Among its businesses demonstrating exciting and sustainable profitability potential are the following:

NETWORK EVENT THEATER

Network Event Theater broadcasts both major motion pictures and other events through a satellite cinema network of 47 college and university venues with an average seating capacity of 450 students per theater, plus an additional net-work of 33 college venues capable of showing 35-millimeter films. The typical theater installation includes a satellite dish and satellite signal receiving equipment, a multi-channel audio system, and a state-of-the art DLP(TM) digital projection system with commercial-quality movie theater-sized screen.

Revenue, generated from movie studio and advertising sponsorship fees, increased dramatically last year. The company anticipates continued strong top-line growth in the current fiscal year and attractive sales growth for this unit in fiscal 2002 and beyond.

The business offers a win-win for all constituencies. Movie studios benefit from substantial campus promotional exposure and word-of mouth advertising among students, who historically make up over 20 percent of the movie-going audience. Advertisers benefit from YouthStream's exception reach and the goodwill associated with sponsorship. Host colleges benefit from free use of the company's projection equipment for non-commercial purposes, and the students, of course, benefit from the ability to view the pre-screenings at no charge.

YouthStream's media packaging capabilities were demonstrated recently with its execution of the young adult portion of the Charlie's Angels(TM) media blitz, in which the company successfully created what has been termed "a massive young adult street team" for the film. By coordinating the campus pre-screening with event marketing and sampling, campus newspaper advertising placement, postering, and online coverage, the company exposed an estimated six million people to the film, gratifying movie sponsors and creating multiple revenue opportunities for YouthStream.

Recently, New Line Cinema signed a deal to screen up to 10 films by the end of calendar 2001 through Network Event Theater. With increased competition among movie studios for screenings, more and better-quality movies, and advance studio commitments enabling longer lead times to match films with suitable sponsors, YouthStream projects rapid revenue growth for the foreseeable future.

EVENT MARKETING

Event marketing and promotions is a nearly $12 billion opportunity, and YouthStream is poised to continue its growth in this business. Programs range from hand-to-hand sample distribution to huge national touring events. Its expertise in executing youth-focused promotions, particularly in a campus environment, combined with the unique ability to package and provide advertising and marketing solutions to clients, provide a competitive edge. The company executed programs for over 50 clients in FY2000, and anticipates working with over 90 clients in FY 2001 with comparable growth in sales. The company anticipates substantial growth to continue in FY 2002 as it expands its reach into proprietary events.

TRENT GRAPHICS

Trent Graphics is the largest operator of on-campus poster sales in the country, currently selling posters on close to 700 colleges and universities across the U.S., with about two-thirds of the market. With these poster shows typically representing the singly largest on-campus marketing event, significant potential exists to leverage event marketing services in conjunction with the shows.

In addition, the company operates a growing national chain of retail poster stores in college towns and major urban areas in close proximity to college campuses. As of first-quarter 2001, the company had opened 17 retail stores under the Beyond the Wall name, the newest being in New York City's Greenwich Village. Other locations include South Street in Philadelphia; Georgetown in Washington, D.C.; Chicago, Illinois; Ann Arbor, Michigan; and Boulder, Colorado. The comparable same-store sales growth rate for 2001's opening quarter was an impressive 20 percent.

The company plans to broaden its product offerings and progressively grow the number of stores, adding approximately one store per month through fiscal 2002. Additionally, the company is exploring alternative ways to take advantage of store traffic as another means to leverage its media and marketing service business. Finally, the company plans to expand its e-commerce beyondthewall.com poster website via promotions at campus sales events, as well as in its catalog and stores.

TEEN.COM

Acquired through the purchase of W3T.com, Inc., in July 2000, the Tenn.com website is a vibrant brand in the teen market, renowned for its family content and viewed as a very promising asset. It offers an excellent complement to YouthStream's offline teen-oriented properties and thus is uniquely positioned to take advantage of YouthStream's focused marketing efforts. Having contributed immediately, albeit modestly, to the company's revenue stream and more than doubling its audience since integration, Tenn.com is expected to further differentiate itself from competitors moving forward. Print media seems to agree, name the site "Best on the Web" by PC Magazine and "Best Teen Site on the Web" by Teen People in November 2000. The site is operated by a staff of fewer than 20 and can be run with minimal overhead.

CHINA

YouthStream is currently evaluating opportunities to establish a present on university campuses in the People's Republic of China similar to its presence in the U.S. The measured pace at which the initiative is moving is predicated upon China's volatile regulatory and operating environment. The company continues to monitor these developments and adjust its strategic plan to the changing conditions. YouthStream expects to work with strategic partners who offer a mix of capital, access to markets, and know-how to leverage its strength and competencies.

OUTLOOK

Today, YouthStream operates in 11 lines of business and employs approximately 250 people in eight nationwide offices. Newly streamlined and with a clearly defined path to profitability, the company has substantial cash reserves to pursue its business plan and goals through EBITDA profitability, which is anticipated in the first quarter of fiscal 2002. With strong and growing offline properties, and highly promising online property

Teen.com, the company is positioned to prosper despite the challenges of the past year.

FINANCIAL REVIEW

In fiscal 2000 2000 (June), YouthStream successfully integrated the operations and sales forces of its offline media and marketing services businesses, enhancing the company's appeal to marketers; began to realize positive revenue contributions from its online properties; and significantly broadened its reach in the youth market. Consolidated revenues surges 118 percent, reaching record levels, while operating margins improved. The company reported consolidated revenues for the full year of $29.0 million versus 1999's $13.3 million. Offline revenues rose 113 percent to $28.3 million during the period, and online revenues were $761,000.

FY 2000 EBITDA loss was $14.2 million compared with 1999's $5.2 million. Offline and online EBITDA losses were $4.4 million and $9.8 million, respectively, with the latter business being affected primarily by significant investments related to the development of the company's software platform. In the fiscal 2001 first quarter, the company eliminated the majority of the expenses related to the EBITDA loss for fiscal 2000, and expenses are expected to be contained going forward.

FISCAL 2001

YouthStream began to realize the benefit of cost-reduction initiatives implemented toward the end of its fiscal 2001 first quarter, as capital expenditures declined more than 75 percent from the comparable prior-year period and cash consumption dropped 46 percent from the preceding quarter.

In the fiscal year's opening three months, consolidated revenues reached a record $10.8 million, up 4.1 percent from $10.4 million in 2000's comparable quarter. Revenue contributions from offline and online were $10.3 million and $0.5 million, respectively.

The company's first-quarter 2001 EBITDA loss of $6.9 million (offline, $0.7 million; online, $6.2 million) was a substantial improvement from fourth-quarter 2000's $11.4 million, but down from a positive $1.2 million for first-quarter 2000.

YouthStream expects ongoing benefits from it streamlining efforts, with current operations consuming cash at an average rate of less than $4 million per quarter until positive EBITDA is achieved in the first quarter of fiscal 2002, starting July 2001.

Also in the second quarter, the company announced its intention to discontinue the operation of sixdegrees and exit its ASP business, resulting in the previously discussed writeoff. This action is expected to have a mean-with the fiscal 2001 third quarter, most significantly the elimination of approximately $18.5 million of goodwill amortization per quarter going forward. Additionally, certain significant operating expenses associated with these businesses will be expunged.

SUMMARY

Fiscal 2001 is a transition year for YouthStream. Fiscal 2002 is expected to be profitable and should illustrate the benefits of more aggressively marketing its focused portfolio of media and marketing services and renewed investments in continuing operations.

Unlike many other companies that pursued costly Internet strategies and exhausted their resources, resulting in their ultimate demise, YouthStream has all of the critical elements in place to compete and win in the future. Operating in an industry with exceptional dynamics, YouthStream has ample capital to reach financial self-sufficiency and an experienced management team dedicated to executing its strategic business plan With its substantial presence in the critical college and university markets and the faster-than-average growth rate expectations for the company's target demographic, YouthStream Media Networks provides investors with an excellent means to gain exposure to this exciting sector.



An overview of YouthStream's executive management team is present on the following page.

MANAGEMENT TEAM

YouthStream has assembled a dynamic team of highly experienced executives with broad-based, complementary expertise to execute its strategic plan.

HARLAN D. PELTZ, FOUNDER AND CHAIRMAN

Peltz has over 10 years' experience in the media business. From 1993 to 1995, he was president of Universal Access Network, the predecessor of Network Event Theaters (NET). He was instrumental in the startup and development of NET (now YouthStream Media Networks), serving as chairman and, until June 2000, chief executive officer, at which time he stepped down to devote more time to directing corporate strategy. Previously, he served as an associate at Veronis, Suhler & Associates, Inc., an investment banking firm specializing in the media industry; and with Home Box Office in the area of international business development. Peltz holds an MBA from the Sterns School of Business at New York University, and holds a BA from Haverford College.

JAMES "P.T." LUCCHESI, PRESIDENT AND CEO

Lucchesi joined YouthStream as executive vice president in January 2000 and was promoted to his current position in June of the same year. Prior to that, he spent three years as Chief Financial Officer of sixdegrees where he was instrumental in guiding the service from inception until its sale to YouthStream. Lucchesi has more than 20 years of executive management experience, including service as CEO of two early-stage consumer packaged goods firms, and as COO and CFO of Fuel Tech, Inc., a pollution-control technology firm. He holds a BA from Georgetown University, and an MBA from Harvard University.

IRWIN ENGELMAN, CHIEF FINANCIAL OFFICER

Engelman's comprehensive financial and general management experience spans over 34 years and includes considerable expertise in the areas of mergers and acquisitions as well as the management of technology advances and all aspects of financial organizations from control, treasury, tax and audit to information systems and investor relations for global companies. He joined YouthStream in November 2000 from MacAndrews & Forbes Holdings, Inc., where he was most recently vice chairman and CAO of Revlon, Inc., after acting as executive vice president and CFO of MacAndrews & Forbes for more than six years. Previously, he held senior executive-level positions with GAF Corporation, Citytrust Bancorporation, The Blackstone Group, General Foods Corporation, The Singer Company, and Xerox Corporation. Engelman earn his Juris Doctor from Brooklyn Law School and his Bachelor of Business Administration from Baruch College. In 2000, Baruch College awarded him a Doctor of Letters & Laws (Hon.).

DENNIS G. ROCHE, CHIEF OPERATING OFFICER

Roche has over seven years of experience in media businesses targeting the youth market. In his current assignment, Roche has responsibilities for YouthStream's sales, operations, and marketing functions. Since joining the company in 1997 upon its acquisition of Beyond the Wall, a company Roche co-founded in 1993, he has been intimately involved in the intergration and development of YouthStream's acquired media properties. Prior to starting Beyond the Wall, he worked in brand management, Beauty Care, for Procter & Gamble for two years. Previously, he was with Morgan Stanley & Company in its investment banking division. Roche received his undergraduate degree from Georgetown University and received an MBA from the J.L. Kellogg Graduate School of Management at Northwestern.

The media expertise of YouthStream's senior-level executives is enhanced by the financial management depth of the company's new CFO, rounding out the management team and providing a disciplined structure and focus as the company strives to become financially self-sustaining in fiscal 2002.



                              SM BERGER & COMPANY
                            3201 Enterprise Parkway
                             Beachwood, Ohio 44122
                                 (216) 464-6400



Item 7. Financial Statements and Exhibits

     None

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

January 24, 2001                              Youthstream Media Networks, Inc.

                                              By: /S/ JAMES G. LUCCHESI
                                                  -----------------------------
                                                  James G. Lucchesi
                                                  Chief Executive Officer